UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 19, 2022
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001640052
COMM 2015-CCRE23 Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001013454
Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001558761
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541468
Ladder Capital Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001555524
LoanCore Capital Markets LLC (formerly known as Jefferies LoanCore LLC)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001660492
GE Capital US Holdings, Inc. (successor in interest to certain obligations of General Electric Capital Corporation)
(Exact name of sponsor as specified in its charter)

New York	333-193376-18	38-3968510 38-3968511 38-7135369
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045

(Address of principal executive offices of the issuing entity)

(212) 250-2500
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02 Change of Servicer or Trustee.

Pursuant to Section 3.22(b) of the pooling and servicing agreement, dated as of May 1, 2015 (the “Pooling and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, A Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC (“CWCAM”), as special servicer, Wilmington Trust, National Association, as trustee, Computershare Trust Company, National Association, acting as an agent for Wells Fargo Bank, National Association, as certificate administrator, as paying agent and as custodian, and Pentalpha Surveillance LLC, as operating advisor, relating to the issuing entity known as COMM 2015-CCRE23 Mortgage Trust (the “Issuing Entity”), effective as of January 19, 2022, CWCAM was removed as special servicer and Mount Street US (Georgia) LLP (“MSUS”), a limited liability partnership registered with the Superior Court of Cobb County, Georgia, was appointed as the successor special servicer. In its capacity as special servicer, MSUS will be responsible for the servicing and administration of the Specially Serviced Loans and REO Properties pursuant to the Pooling and Servicing Agreement (except with respect to any Non-Serviced Loan Combination), a copy of which was filed as Exhibit 4 to the Current Report on Form 8-K/A filed by the Issuing Entity with the Securities and Exchange Commission on May 28, 2015.

Capitalized terms used, but not defined, in this Current Report on Form 8‑K have the meanings set forth in the Pooling and Servicing Agreement.

Mount Street US (Georgia) LLP

As of January 19, 2022, MSUS replaced CWCAM as Special Servicer and assumed all of the duties, responsibilities, and liabilities of the Special Servicer under the Pooling and Servicing Agreement.

MSUS, a limited liability partnership registered with the Superior Court of Cobb County, Georgia, will act as the Special Servicer for all Mortgage Loans (other than any Non-Serviced Mortgage Loan) and in such capacity will be responsible for the servicing and administration of the Specially Serviced Loans and REO Properties pursuant to the Pooling and Servicing Agreement. MSUS maintains its principal servicing office at 2839 Paces Ferry Road SE, Suite 200, Atlanta, Georgia 30339. MSUS is not an affiliate of the Depositor, Mortgage Loan Sellers, the Trustee, the Certificate Administrator, the Master Servicer or the Operating Advisor.

MSUS is rated as a commercial mortgage-backed securities special servicer (CSS3) and primary servicer (CPS2-) by Fitch. MSUS is ranked “MOR CS3” as both a special servicer and primary servicer by DBRS. MSUS is ranked “Average” by S&P as a commercial mortgage loan primary and special servicer and is on S&P’s Select Servicer List. MSUS is also approved as a commercial mortgage-backed securities special and primary servicer by KBRA.

MSUS is an indirect subsidiary of Mount Street Group Limited (“MSG”), a privately held firm founded (through affiliated companies) in 2013 and domiciled in the United Kingdom. MSG is a provider of services and products across the global real estate, asset-based finance and structured finance markets. MSUS was formed in 2017 and went live with its servicing platform in April 2018.

As of the date hereof, MSUS is the special servicer with respect to five commercial real estate securitizations. The mortgage pool for this transaction represents MSUS’ first commercial mortgage-backed securities special servicing appointment. As of September 30, 2021, MSUS was engaged in the primary servicing and asset management of 286 loans having an approximate unpaid principal balance of $10.6 billion and a total commitment amount of $11.0 billion. As of September 30, 2021, MSUS had 19 employees responsible for loan servicing and is adding more personnel as additional assignments are awarded. MSUS’ senior management team has an average of 20 years of commercial real estate experience.

In fulfillment of its special servicing obligations, MSUS has implemented a third party, cloud hosted special servicing and asset management system as its system of record (“Backshop”). Backshop is a comprehensive commercial real estate underwriting, asset management, data and document repository, credit surveillance and reporting system that supports management of performing and distressed asset portfolios and special servicing. Backshop’s features include: workflow & task management, various communication mechanisms (alerts, messages, notifications), customizable action and resolution reports/templates (including business plans and consent memoranda), integration with commercial mortgage-backed securities data provider (www.cmbs.com) to support surveillance tasks, industry standard reporting data (including standard special servicing loan and property data files and liquidation templates), recordkeeping modules for document management, and geographic mapping tools. In addition, MSUS may use other applications, including specialized proprietary systems, in the performance of certain special servicing obligations.

MSUS will, as and when required, engage vendors for third party services pertaining to, among other things, (i) the preparation of appraisals, inspections, surveys, title updates or policies, and environmental and property condition reports, and (ii) actions and decisions for legal issues, property management, listing, leasing, brokerage, tax appeal, REO insurance and operating information analysis.

MSUS formally reviews its policies and procedures (including templates and exhibits) on an annual basis, and also adopts interim changes as necessary: (i) to the extent required by applicable law or regulation; (ii) to maintain current industry best practices based on MSUS’ participation in various industry associations and its external communications with clients and other constituents; and (iii) to address material changes to its business or the overall business environment that it believes warrant a change to its policies and procedures. These policies and procedures for the performance of MSUS’ special servicing obligations are, among other things, consistent with the applicable servicing criteria set forth in Item 1122 of Regulation AB under the Act.

MSUS conducts quarterly internal audits and is subject to an annual external audit. Additionally, MSUS has arranged to obtain annual Regulation AB reports from an external public accounting firm registered with the Public Company Accounting Oversight Board. MSUS has a documented disaster recovery and business continuity plan.

No commercial mortgage securitization transaction in which MSUS was acting as special servicer has experienced a servicer event of default as a result of any action or inaction of MSUS as special servicer, including as a result of a failure by MSUS to comply with the applicable servicing criteria in connection with any securitization transaction. Additionally, MSUS has not been terminated as special servicer in any commercial mortgage securitization, either due to a servicing default or the application of a servicing performance test or trigger. MSUS has not yet been required to make an advance with respect to any commercial mortgage securitization transaction. There has been no previous disclosure of material noncompliance with the applicable servicing criteria by MSUS in connection with any securitization in which MSUS was acting as special servicer.

MSUS does not believe that its financial condition will have any adverse effect on the performance of its duties under the Pooling and Servicing Agreement and, accordingly, MSUS believes that its financial condition will not have any material impact on the performance of the underlying Mortgage Loans or the performance of the certificates.

There are, to the actual current knowledge of MSUS, no special or unique factors of a material nature involved in special servicing the particular types of assets included in this securitization transaction, as compared to the types of assets included in other commercial mortgage-backed securitization pools generally. There have not been, during the past three years, any material changes to the policies or procedures of MSUS in the servicing function it will perform under the Pooling and Servicing Agreement for assets of the same type included in this securitization transaction.

MSUS, in its role as a special servicer, does not establish any bank accounts except for REO Accounts as required pursuant to the transaction documents. All such accounts will be established at financial institutions meeting the requirements of the related transaction documents. Funds in such accounts will not be commingled.

In its capacity as Special Servicer, MSUS will not have primary responsibility for custody services of original documents evidencing the Mortgage Loans but may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular Mortgage Loans or otherwise. To the extent that MSUS has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the Servicing Standard.

MSUS expects from time-to-time to be a party to lawsuits and other legal proceedings as part of its duties as a special servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of its business. MSUS does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the Pooling and Servicing Agreement. There are currently no proceedings pending and no legal proceedings known to be contemplated by governmental authorities, against MSUS or of which any of its property is the subject, which are material to the Certificateholders.

MSUS may enter into one or more arrangements with the applicable Controlling Class Representative, holders of certificates of the Controlling Class or any person with the right to appoint or remove and replace the Special Servicer to provide for a discount and/or revenue sharing with respect to certain of the special servicing compensation in consideration of, among other things, MSUS’s appointment as Special Servicer under the Pooling and Servicing Agreement and any related Intercreditor Agreement and limitations on such person’s right to replace the Special Servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation
(Depositor)

/s/ Matt Smith
Matt Smith, Director

Date:  January 19, 2022

/s/ R. Chris Jones
R. Chris Jones, Director

Date:  January 19, 2022